Transfer Restricted - See Reverse Side Hereof

Number	INCORPORATED UNDER THE LAWS OF THE	Shares
PAA-X	State of Delaware	**XXXX**

SOW GOOD INC.

Series AA Convertible Non-Redeemable Preferred Stock
$0.001 Par Value Per Share

This Certifies that ______________________________ *is the*

registered holder of ______________________________ *shares*

of Series AA Convertible Non-Redeemable Preferred Stock of KALA BIO, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrendering of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated as of ____________

Principal Executive Officer

Secretary

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY AND ITS TRANSFER AGENT SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED.

FOR VALUE RECEIVED, the undersigned,____________________, hereby sell(s), assign(s) and transfer(s) unto ____________________, ________________Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____________________

In the Presence Of: ____________________ ____________________

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.